Exhibit 99.1

ReWalk Robotics Announces Closing of $8.0 Million Private Placement Priced At-the-Market

MARLBOROUGH, Mass. and BERLIN and YOKNEAM ILIT, Israel, Dec. 08, 2020 (GLOBE NEWSWIRE) -- ReWalk Robotics Ltd. (Nasdaq: RWLK) (“ReWalk” or the “Company”), today announced the closing of its previously announced private placement of 5,579,776 ordinary shares and warrants to purchase up to 4,184,832 ordinary shares, at a purchase price of $1.43375 per share and associated warrant, that was priced “at-the-market” under Nasdaq Rules and resulted in gross proceeds of approximately $8.0 million before the deduction of placement agent fees and expenses and estimated offering expenses payable by the Company. The warrants have a term of five and one-half years, are exercisable immediately and have an exercise price of $1.34 per ordinary share.

H.C. Wainwright & Co. acted as the sole placement agent for the offering.

The Company intends to use the net proceeds for: (i) sales, marketing and reimbursement expenses related to market development activities of its ReStore device, broadening third-party payor coverage for its ReWalk Personal device and commercializing its new product lines added through distribution agreements; (ii) research and development activities; and (iii) general corporate purposes, including working capital needs.

The offer and sale of the foregoing securities were made in a transaction not involving a public offering and have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or applicable state securities laws. Accordingly, the securities may not be reoffered or resold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

Under an agreement with the investors, the Company is required to file an initial registration statement with the Securities and Exchange Commission (the “SEC”) covering the resale of the ordinary shares to be issued to the investors (including the shares underlying the warrants) no later December 18, 2020 and to use best efforts to have the registration statement declared effective as promptly as practical thereafter, and in any event no later than March 3, 2021 in the event of a “full review” by the SEC.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state.

About ReWalk Robotics Ltd.

ReWalk Robotics Ltd. develops, manufactures, and markets wearable robotic exoskeletons for individuals with lower limb disabilities as a result of spinal cord injury or stroke.  ReWalk’s mission is to fundamentally change the quality of life for individuals with lower limb disability through the creation and development of market leading robotic technologies. Founded in 2001, ReWalk has headquarters in the U.S., Israel, and Germany. For more information on the ReWalk systems, please visit www.rewalk.com.

ReWalk® is a registered trademark of ReWalk Robotics Ltd. in Israel and the United States.

ReStore® is a registered trademark of ReWalk Robotics Ltd. in Europe and an allowed trademark in the United States.

Forward-Looking Statements

In addition to historical information, this press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the U.S. Securities Act of 1933, and Section 21E of the U.S. Securities Exchange Act of 1934. Such forward-looking statements may include projections regarding ReWalk's future performance and other statements that are not statements of historical fact and, in some cases, may be identified by words like "anticipate," "assume," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "future," "will," "should," "would," "seek" and similar terms or phrases. The forward-looking statements contained in this press release are based on management's current expectations, which are subject to uncertainty, risks and changes in circumstances that are difficult to predict and many of which are outside of ReWalk's control. Important factors that could cause ReWalk's actual results to differ materially from those indicated in the forward-looking statements include, among others: the intended use of net proceeds from the private placement, ReWalk's management's conclusion, and its independent registered public accounting firm's statement in its opinion relating to its consolidated financial statements for the fiscal year ended December 31, 2019, that there is a substantial doubt as to the Company's ability to continue as a going concern; the current COVID-19 pandemic has adversely affected and may continue to affect adversely  business and results of operations; ReWalk's ability to have sufficient funds to meet certain future capital requirements, which could impair the Company's efforts to develop and commercialize existing and new products; ReWalk's ability to maintain compliance with the continued listing requirements of the Nasdaq Capital Market and the risk that its ordinary shares will be delisted if it cannot do so; ReWalk's ability to establish a pathway to commercialize its products in China; ReWalk's ability to maintain and grow its reputation and the market acceptance of its products; ReWalk's ability to achieve reimbursement from third-party payors for its products; ReWalk's limited operating history and its ability to leverage its sales, marketing and training infrastructure; ReWalk's expectations as to its clinical research program and clinical results; ReWalk's expectations regarding future growth, including its ability to increase sales in its existing geographic markets and expand to new markets; ReWalk's ability to obtain certain components of its products from third-party suppliers and its continued access to its product manufacturers; ReWalk's ability to repay its secured indebtedness; ReWalk's ability to improve its products and develop new products; ReWalk's compliance with medical device reporting regulations to report adverse events involving the Company's products, which could result in voluntary corrective actions or enforcement actions such as mandatory recalls, and the potential impact of such adverse events on ReWalk's ability to market and sell its products; ReWalk's ability to gain and maintain regulatory approvals; ReWalk's expectations as to the results of, and the Food and Drug Administration's potential regulatory developments with respect to its mandatory 522 postmarket surveillance study; ReWalk's ability to maintain adequate protection of its intellectual property and to avoid violation of the intellectual property rights of others; the risk of a cybersecurity attack or breach of the Company's IT systems significantly disrupting its business operations; the impact of substantial sales of the Company's shares by certain shareholders on the market price of the Company's ordinary shares; ReWalk's ability to use effectively the proceeds of its offerings of securities; the risk of substantial dilution resulting from the periodic issuances of ReWalk's ordinary shares; the impact of the market price of the Company's ordinary shares on the determination of whether it is a passive foreign investment company; market and other conditions; and other factors discussed under the heading "Risk Factors" in ReWalk's annual report on Form 10-K for the year ended December 31, 2019 filed with the SEC and other documents subsequently filed with or furnished to the SEC. Any forward-looking statement made in this press release speaks only as of the date hereof. Factors or events that could cause ReWalk's actual results to differ from the statements contained herein may emerge from time to time, and it is not possible for ReWalk to predict all of them. Except as required by law, ReWalk undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.

Investor Contact:

Ori Gon
Chief Financial Officer
ReWalk Robotics Ltd.
T: +972-4-9590123
E: investorrelations@rewalk.com